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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): April 14, 2000


                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)



     Pennsylvania                       0-21639                    23-2858652
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employee
           of                                             Identification Number)
      incorporation or
      organization)
                             515 Pennsylvania Avenue
                       Fort Washington, Pennsylvania 19034
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:         (215) 793-9300

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Item 5.  Other Events

         On April 14, 2000, NCO Group, Inc.'s ("NCO") Board of Directors approved a plan to divest of its Market Strategy division. NCO's Market Strategy division provides market research and telemarketing services. Its market research assets were acquired through the Tele-Research and Response Center acquisitions. The telemarketing assets were acquired as non-core components of the JDR Holdings, Inc. and Compass International Services Corporation acquisitions.

         The divestiture is expected to generate a loss on disposal of approximately $20.8 million. Excluding this one-time charge to earnings for discontinued operations, the divestiture is expected to have no impact on earnings per share from continuing operations on an ongoing basis. This is due to the expectation that the net reduction in interest realized from the proceeds of the divestiture will offset the ongoing profits that were expected from the division. The company expects to complete the divestiture by the end of the third quarter of 2000.


         Certain statements in this Current Report on Form 8-K, including, without limitation, statements as to the impact of the disposal of the Market Strategy division, statements as to the Company's or management's beliefs, expectations or opinions and all other statements in this Current Report on Form 8-K, other than historical facts, are forward-looking statements, as such term is defined in the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Forward-looking statements are subject to risks and uncertainties, are subject to change at any time and may be affected by various factors that may cause actual results to differ materially from the expected or planned results. In addition to the factors discussed above, certain other factors, including without limitation, the risk that the Company will not be able to implement its five-year strategy as and when planned, risks relating to growth and future acquisitions, risks related to fluctuations in quarterly operating results, risks related to the timing of contracts, risks related to strategic acquisitions and international operations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K, filed on March 27, 2000, as amended, can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NCO GROUP, INC.


                                         By:  /s/ Steven L. Winokur
                                              ---------------------------------
                                              Steven L. Winokur
                                              Executive Vice President, Finance;
                                              Chief Financial Officer; and
                                              Treasurer


Date: May 5, 2000